Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,800,000
Previously Paid Amount	1,645.47
Total Fee Amount	2,112.78
Total Offset Amount	0
Net Fee	$ 467.31